UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2017

Date of Report (Date of earliest event reported)

AGRO CAPITAL MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-185928	33-1230673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Reitler Kailas & Rosenblatt LLC 885 Third Ave., 20th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 209-3050

Registrant’s telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of Agro Capital Management Corp., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-4 (the “Reverse Stock Split”).

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected for the purpose of reducing the authorized, issued and outstanding shares of Common Stock of the Company.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective with FINRA and in the marketplace on August 21, 2017 (the “Effective Date”), at which time the Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock will change to “ACMBD” for a period of 20 business days, after which the final “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “ACMB”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 00856H 206.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 4, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Island Stock Transfer, at the address set forth below. Island Stock Transfer will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

Island Stock Transfer

15500 Roosevelt Blvd

Suite 301

Clearwater, FL 33760

Nevada State Filing. The Reverse Stock Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on August 9, 2017, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

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Capitalization. As of August 10, 2017, the Company was authorized to issue 300,000,000 shares of Common Stock, and there were 79,648,496 shares of Common Stock issued and outstanding. As a result of the Reverse Stock Split and immediately following the effect of the Reverse Stock Split, the Company will be authorized to issue 75,000,000 shares of common stock, and there will be 19,912,124 shares of Common Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares). The reverse stock split will have no effect on the par value of the Common Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change of Agro Capital Management Corp. dated August 9, 2017

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, the Company’s expectations regarding future financial performance and liquidity, its long-term strategy, restructuring and other initiatives, and future operations or operating results. These statements often can be identified by the use of terms such as “may,” “should,” “could,” “will,” “expect,” “believe,” “planned,” “anticipate,” “estimate,” “project,” “intend,” “forecast,” “approximate” or “continue,” or similar expressions. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the Company cannot assure that actual results will not differ materially from its expectations. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRO CAPITAL MANAGEMENT, CORP.

DATE: August 14, 2017

By:	/s/ Badurul Hisam Bin Samsuddin
Name:	Badurul Hisam Bin Samsuddin
Title:	CEO

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